
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                       MONTHLY PERIOD ENDING SEPTEMBER 30, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 2001-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $93,397,506.82
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 9,950,232.37
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   534,060.38
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   534,060.38
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 2001-A   Certificates                                                                $ 9,950,232.37
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 2001-A  Certificates                                                                 $93,397,506.82
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 2001-A -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $64,000,000.00
                                                                                                        --------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 1,952,860.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   120,011.11
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   220,888.89
                                                                                                        --------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 1,952,860.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   120,011.11
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   220,888.89
                                                                                                        --------------

13.         To the knowledge of the undersigned, no Series 2001-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this
          Certificate  this  10th  day  of  OCTOBER,  2001.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   Victoria  J.  Jahanbani
             -------------------------------
          Name:      Victoria  J.  Jahanbani
          Title:     Vice  President